DVM-SUMSUP-3

Summary Prospectus Supplement dated September 15, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, R5, and R6 shares of the Fund listed below:

Invesco Developing Markets Fund

The following information is added as the last sentence of the second paragraph appearing under the heading “Principal Investment Strategies of the Fund”:

“The Fund also invests in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).”

The following information replaces in its entirety “Emerging Markets Securities Risk” appearing under the heading “Principal Risks of Investing in the Fund”:

“Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and less market liquidity. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.”

DVM-SUMSUP-3